SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 28, 2005

                             PARADIGM HOLDINGS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


     WYOMING                   0-9154                    83-0211506
--------------------------------------------------------------------------------
(State or other              (Commission               (IRS Employer
  jurisdiction               File Number)             Identification No.)
of incorporation)


                        2600 TOWER OAKS BLVD., SUITE 500,
                            ROCKVILLE, MARYLAND 20852
               (Address of principal executive offices) (Zip code)

                                 (301) 468-1200
                         Registrant's telephone number,
                               including area code

                            CHEYENNE RESOURCES, INC.
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 28, 2005, Mr. Sawchak and Paradigm Holdings entered into an Employment Agreement with an effective date of September 19, 2005. The agreement has a term of two years and is renewable for additional terms of one (1) year unless either party provides the other with notice at least ninety (90) days prior to the date the employment term would otherwise renew. Paradigm Holdings can terminate the agreement by providing at least thirty (30) days' advance written notice to Mr. Sawchak. In the event that Paradigm Holdings terminates the agreement, other than in connection with a change of control of Paradigm Holdings and other than for cause, Paradigm Holdings is obligated to continue to pay Mr. Sawchak's base salary and benefits for a period that is the greater of:
(i) the remainder of the initial employment term or (ii) twelve (12) months from the date of termination. In addition, in the event Paradigm Holdings terminates the agreement, other than in connection with a change of control or for cause, any and all options granted to Mr. Sawchak will become automatically and immediately vested and exercisable. Under the agreement, Mr. Sawchak receives $200,000 in annual salary and is entitled to participate in any health insurance, accident insurance, hospitalization insurance, life insurance, pension, or any other similar plan or benefit provided by Paradigm Holdings to its executives or employees generally, including any stock option plan.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit Number      Description
--------------      -----------

    10.1 Employment Agreement dated September 28, 2005 entered between the Company and Richard Sawchak, effective on September 19, 2005.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 28, 2005         PARADIGM HOLDINGS, INC.

                                 By:    /s/ Raymond A. Huger
                                        ---------------------------------------
                                 Name:  Raymond A. Huger
                                 Title: President and Chief Executive Officer

                                 EXHIBIT INDEX

(c) Exhibits.

Exhibit Number      Description
--------------      -----------

    10.1 Employment Agreement dated September 28, 2005 entered between the Company and Richard Sawchak, effective on September 19, 2005.


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